UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 1999





                          NATIONSBANK OF DELAWARE, N.A.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
            (ORIGINATOR OF THE NATIONSBANK CREDIT CARD MASTER TRUST)



     UNITED  STATES               33-69572               51-0313900
     --------------               --------               ----------
     (STATE  OR  OTHER            (COMMISSION  FILE      (I.R.S.  EMPLOYER
     JURISDICTION  OF             NUMBER)                IDENTIFICATION  NO.)
     INCORPORATION

                      BLUE HEN CORPORATE CENTER, ROUTE 113
                             DOVER, DELAWARE  19901
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (302) 672-4321

                   EXHIBIT  INDEX  APPEARS  ON  PAGE  4
ITEM  5.     OTHER  EVENTS
             -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             -------------------------------------------------------------------

          (C)     EXHIBITS

               99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $500,000,000  CLASS  A  6.0%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $31,915,000  CLASS  B  6.25%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1

               99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $51,137,000  CLASS  B  6.625%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1


               99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $756,000,000  CLASS  A  5.1500%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

               99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $58,500,000  CLASS  B  5.28%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                          NATIONSBANK OF DELAWARE, N.A.
                          -----------------------------
(REGISTRANT)


DATED:  JUNE  25,  1999     BY:      /S/  JEFFERSON  Z.  DAVIS
        ---------------              -------------------------
                              NAME:     JEFFERSON  Z.  DAVIS
                              TITLE:     VICE  PRESIDENT
                                        (DULY  AUTHORIZED  OFFICER)

                                             SEQUENTIALLY
EXHIBIT                                               NUMBERED
NUMBER                    EXHIBIT                        PAGE
------                    -------                        ----


99A  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
     $500,000,000  CLASS  A  6.0%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99B  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
     $31,915,000  CLASS  B  6.25%  ASSET  BACKED          5  -  10
     CERTIFICATES,  SERIES  1993-2


99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST     C,  D,  &  E
     $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED     11  -  16
     CERTIFICATES,  SERIES  1995-1


99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST     C,  D,  &  E
     $51,137,000  CLASS  B  6.625%  ASSET  BACKED     11  -  16
     CERTIFICATES,  SERIES  1995-1


99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST         F,  G,  &  H
     $756,000,000  CLASS  A  5.315%  ASSET  BACKED     17  -  23
     CERTIFICATES,  SERIES  1996-1


99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          F,  G,  &  H
     $58,500,000  CLASS  B  5.28%  ASSET  BACKED     17  -  23
     CERTIFICATES,  SERIES  1996-1